JOHN HANCOCK HIGH YIELD TAX-FREE FUND

                       Statement of Additional Information
                               September 30, 1996


This Statement of Additional Information provides information about John Hancock High Yield Tax-Free Fund (the "Fund"), a diversified series of John Hancock Tax-Free Bond Trust (the "Trust"), in addition to the information that is contained in the Fund's Prospectus dated September 30, 1996 (the "Prospectus").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291


                                TABLE OF CONTENTS


                                                                           Page

Organization of the Fund................................................     1
Investment Objective and Policies.......................................     2
Certain Investment Practices............................................     3
Investment Restrictions.................................................    14
Those Responsible for Management........................................    17
Investment Advisory and Other Services..................................    24
Distribution Agreement..................................................    27
Net Asset Value.........................................................    28
Initial Sales Charge on Class A Shares..................................    29
Deferred Sales Charge on Class B Shares.................................    31
Special Redemptions.....................................................    35
Additional Services and Programs........................................    35
Description of the Fund's Shares........................................    36
Tax Status..............................................................    37
Calculation of Performance..............................................    42
Brokerage Allocation....................................................    44
Transfer Agent Services.................................................    46
Custody of Portfolio....................................................    46
Independent Auditors....................................................    46
Appendix................................................................    47
Financial Statements

ORGANIZATION OF THE FUND

John Hancock High Yield Tax-Free Fund (the "Fund") is organized as a separate, diversified series of John Hancock Tax-Free Bond Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to the date of this Statement of Additional Information, the Fund was a series of John Hancock Series, Inc.

John Hancock Advisers, Inc. (the "Adviser") acts as investment adviser to the Fund. The Adviser is an indirect, wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's primary investment objective is to obtain a high level of current income that is largely exempt from federal income taxes and is consistent with the preservation of capital. The Fund pursues this objective by normally investing substantially all of its assets in medium and lower quality obligations, including bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, The District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("tax-exempt securities"). The Fund seeks as its secondary objective preservation of capital by purchasing and selling interest rate futures contracts ("financial futures") and tax-exempt bond index futures contracts ("index futures"), and by purchasing and writing put and call options on debt securities, financial futures, tax-exempt bond indices and index futures to hedge against changes in the general level of interest rates. There can be no assurance that the Fund will achieve its investment objectives.

As a fundamental policy, the Fund invests, in normal circumstances, at least 80% of its total assets in municipal bonds ("Municipal Bonds") rated, at the time of purchase, "A," "Baa" or "Ba" by Moody's Investor Services, Inc. ("Moody's"); or "A", "BBB" or "BB" by Standard and Poor's Ratings Group ("S&P"); or, if unrated, that are of comparable quality as determined by the Adviser. Municipal Bonds rated lower than "Ba" or "BB" may be bought by the Fund. However, the Fund will limit its investments in such securities to not more than 5% of its total assets at the time of purchase. The Fund may invest in Municipal Bonds with ratings as low as "CC" by S&P or "Ca" by Moody's, but will invest in securities rated lower than ""Ba" or "BB" only where, in the opinion of the Adviser, the rating does not accurately reflect the true quality of the credit of the issuer and the quality of such securities is comparable to that of securities rated at least "Ba" or "BB." The rating limitations applicable to the Fund's investments apply at the time of acquisition of a security; any subsequent change in the rating or quality of a security will not require the Fund to sell the security. A general description of Moody's and S&P's ratings is set forth in Appendix A.

"Tax-exempt securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes. These securities consist of Municipal Bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

In addition to the hedging strategies employed by the Fund in pursuit of its secondary objective of preservation of capital, the Fund can purchase bonds rated "BBB" and "BB" or "Baa" and "Ba," where based upon price, yield and the Adviser's assessment of quality, investment in such bonds is determined to be consistent with the Fund's secondary objective of preserving capital. To the

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

extent that the Fund purchases, retains or disposes of such bonds for this purpose, the Fund may not earn as high a yield as might otherwise be obtainable from lower quality securities.

While the Fund normally will invest primarily in medium and lower quality Municipal Bonds as indicated above, it may invest in higher quality tax-exempt securities, particularly when the difference in returns between rating classifications is very narrow.

To the extent that the Fund does not invest in medium and lower quality Municipal Bonds, it will attempt to invest its assets in tax-exempt securities that are rated at least as high as follows:

(1)      Municipal Commercial Paper rated "MIG-3" by Moody's, or "A-3" by S&P;
(2)      Municipal Notes rated "MIG-3" by Moody's or "SP-2" by S&P; and
(3) Municipal Variable Rate Demand Obligations rated "VMIG3" by Moody's, or "SP2/A-3" and "A/A-3" by S&P.

For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet redemption obligations), the Fund may invest up to 20% of its total assets in taxable short-term debt securities with remaining maturities of one year or less ("money market instruments"), including obligations guaranteed or issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), high quality corporate debt securities, high quality commercial paper, certificates of deposit, bankers' acceptances and related repurchase agreements.

For defensive purposes, the Fund may temporarily invest more than 20% of the value of its total assets in taxable money market instruments to enhance liquidity or preserve capital when, in the Adviser's opinion, it is advisable to do so because of prevailing market conditions so long as at the end of any quarter of its taxable year, tax-exempt securities comprise at least 50% of the Fund's total assets.

CERTAIN INVESTMENT PRACTICES

Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Custodial Receipts. The Fund may acquire custodial receipts in respect of U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Bank and Corporate Obligations. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in

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

bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Municipal Obligations. The Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds (often referred to as "private activity bonds") are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax.

The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's credit quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

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

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

Lower Rated High Yield Debt Obligations. As described in "Investment Objective and Policies," the Fund may invest in high yielding debt securities that are rated below investment grade (i.e., rated Baa or lower by Moody's or BBB or lower by S&P). Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt securities rated lower than Baa or BBB by Moody's or S&P, respectively and unrated securities of comparable quality (commonly called "junk bonds") generally have larger price fluctuations and involve increased risks to the principal and interest than do higher rated securities. Many of these securities are considered to be speculative investments. In general, these risks include:
(1) substantial market price volatility; (2) changes in credit status, including weaker overall credit condition of issuers and risks of default; and (3) industry, market and economic risks, including limited liquidity and secondary market support.

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See the Appendix for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Credit and Interest Rate Risks. Investors should note that while ratings by a rating institution provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the shares of the Fund. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser will evaluate those factors it considers relevant and will make portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Fund's portfolio. However, in seeking to achieve  the  Fund's  primary  objective,  there  will be times,  such as during periods of rising interest rates, when depreciation and realization of comparable losses on securities in the portfolio will be unavoidable. Moreover, medium and lower-rated securities and unrated securities of comparable quality tend to be subject to wider fluctuations in yield and market values than higher rated securities. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund's portfolio. Other risks of lower quality securities include:

         (i) subordination to the prior claims of banks and other senior lenders and

         (ii) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities.

In determining which securities to purchase or hold in the Fund's portfolio and in seeking to reduce credit and interest rate risk consistent with the Fund's investment objective and policies, the Adviser will rely on information from various sources, including: the rating of the security; research, analysis and appraisals of brokers and dealers; the views of the Trust's Trustees and others regarding economic developments and interest rate trends; and the Adviser's own analysis of factors it deems relevant as it pertains to achieving the Fund's investment objectives.

Municipal Lease Obligations. The Fund may purchase participation interests which give the Fund an undivided pro rata interest in a tax-exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice for all or any part of the Fund's participation interest in the tax-exempt security plus accrued interest. Participation interests which are determined to be not readily marketable will be considered illiquid for purposes of the Fund's 10% restriction on investment in illiquid securities.

The Fund may also invest in certificates of participation ("COPs"), which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. Certain municipal lease obligations may trade infrequently. Accordingly, COPs will be monitored pursuant to analysis by the Adviser and reviewed according to procedures adopted by the Board of Trustees, which considers various factors in determining liquidity risk. COPs will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities, provided the Adviser determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation.

Callable Bonds. The Fund may purchase and hold callable Municipal Bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called), which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

Variable and Floating Rate Obligations. The Fund may invest in variable and floating rate obligations, including inverse floating rate obligations, on which the interest rate is adjusted at predesignated periodic intervals or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based. Variable and floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending on a number of factors, including the type of issuer and the terms of the instrument. The Fund may invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that such instruments are not readily marketable, as determined by the Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in illiquid securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

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

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support tranches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Financial Futures Contracts. The Fund may buy and sell futures contracts (and related options) on debt securities, interest rate indices and tax-exempt bond indices. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security values. Although other techniques could be used to reduce exposure to market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts.

The Fund may enter into financial futures contracts for hedging and other non-speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.

At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to market its open financial futures positions.

Successful  hedging depends on a strong  correlation  between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being a perfect one, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or interest rate trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect market prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it must continue to meet margin requirements until the position is closed.

Options on Financial Futures Contracts. The Fund may buy and sell options on financial futures contracts on debt securities, interest rate indices and tax-exempt bond indices. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by them. Options on futures contracts involve risks similar to the risks of transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium it paid for the option.

Other Considerations. The Fund will engage in futures and options transactions for bona fide hedging or other non-speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities, or the currency in which they are denominated, the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures contract or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish nonhedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

When the Fund purchases financial futures contracts, or writes put options or purchases call options thereon, cash or liquid securities will be deposited in a segregated account with the Fund's custodian in an amount that, together with the amount of initial and variation margin held in the account of the broker, equals the market value of the futures contracts.

Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The Fund may also write straddles, which are combinations of put and call options on the same security. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies.

The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where (i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the exercise price of the covering call is greater than the exercise price of the call written, in the latter case only if the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash or liquid securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time as or later than the put written.

When writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security owned by the Fund.

Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are subject to the Fund's 10% restriction on illiquid investments. The SEC, however, allows the Fund to exclude from the 10% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal

Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (generally not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 10% of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 10% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Trust's Trustees.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowings will reduce the Fund's net investment income. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33-1/3% of net assets.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its total assets but only to secure borrowings for temporary or emergency purposes as may be necessary in connection with maintaining collateral in connection with writing put or call options or making initial margin deposits in connection with the purchase or sale of financial futures or index futures contracts and related options.

(3) Purchase securities (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if the purchase would cause the Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding debt securities of any one issuer; provided, however, that up to 25% of the value of the Fund's asset may be invested without regard to these restrictions.

(4) Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or director of the Fund or its Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

(5) Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

(6) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(7) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreement together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's total assets.

(8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests in real estate.

(9) Make loans to others, except insofar as the Fund may enter in repurchase agreements as set forth in the Prospectus or this SAI. The purchase of an issue of publicly distributed bonds or other securities, whether or not the purchase was made upon the original issuance of securities, is not to be considered the making of a loan.

(10) Invest more than 25% of its assets in the securities of the "issuers" in any single industry; provided that there shall be no limitation on the purchase of municipal obligations and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. For purposes of this limitation and that set forth in investment restriction (3) above, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

(11) Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, unless the securities are rated by a nationally recognized rating service.

(12) Invest for the purpose of exercising control or management of another company.

(13) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

Other Operating Policies

In order to comply with certain state regulatory policies, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 15%.

In order to comply with certain state regulatory policies, the cost of investments in options, financial futures, stock index futures and currency futures, other than those acquired for hedging purposes, may not exceed 10% of the Fund's total net assets.

As a matter of operating policy, the Fund will not purchase a security if, as a result (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
(iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

These operating policies are not fundamental and may be changed without shareholder approval. In order to comply with certain state regulatory practices, certain policies, if changed, would require advance written notice to shareholders.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or directors of the Adviser or officers or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupation or employment of the Trustees and principal officers of the Trust during the past five years:


                                   Position(s) Held              Principal Occupation(s)
Name and Address                   With the Trust                During Past Five Years
----------------                   --------------                ----------------------
*Edward J. Boudreau, Jr.*          Trustee, Chairman             Chairman and Chief Executive
101 Huntington Avenue              and Chief Executive           Officer, the Adviser and The
Boston, MA 02199                   Officer (1)(2)                Berkeley Financial Group ("The
October 1944                                                     Berkeley Group"); Chairman, NM
                                                                 Capital Management, Inc. ("NM
                                                                 Capital"); John Hancock Advisers
                                                                 International Limited ("Advisers
                                                                 International"); Chairman, Chief
                                                                 Executive Officer and President,
                                                                 John Hancock Funds, Inc. ("John
                                                                 Hancock Funds"); John Hancock
                                                                 Investor Services Corporation
                                                                 ("Investor Services"), First
                                                                 Signature Bank and Trust Company
                                                                 and Sovereign Asset Management
                                                                 Corporation ("SAMCorp"); Director,
                                                                 John Hancock Freedom Securities
                                                                 Corporation, John Hancock Capital
                                                                 Corporation and New England/Canada
                                                                 Business Council; Member,
                                                                 Investment Company Institute Board
                                                                 of Governors; Director, Asia
                                                                 Strategic Growth Fund, Inc.;
                                                                 Trustee, Museum of Science; Vice
                                                                 Chairman and President, the Adviser
                                                                 (until July 1992); Chairman, John
                                                                 Hancock Distributors, Inc. (until
                                                                 April, 1994).

James F. Carlin                    Trustee (3)                   Chairman and CEO, Carlin
233 West Central Street                                          Consolidated, Inc.
Natick, MA 01760                                                 (management/investments); Director,
April 1940                                                       Arbella Mutual Insurnace Company
                                                                 (insurance), Consolidated Group
                                                                 Trust (insurance administration),
                                                                 Carlin Insurance Agency, Inc., West
                                                                 Insurance Agency, Inc. (until May
                                                                 1995) and Uno Restaurant Corp.;
                                                                 Chairman, Massachusetts Board of


*    An  "interested  person" of the Trust,  as such term is defined in the 1940
     Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A Member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       17


                                   Position(s) Held              Principal Occupation(s)
Name and Address                   With the Trust                During Past Five Years
----------------                   --------------                ----------------------

                                                                 Higher Education (since 1995);
                                                                 Receiver, the City of Chelsea
                                                                 (until August 1992).

William H. Cunningham              Trustee (3)                   Chancellor, University of Texas
601 Colorado                                                     System and former President of the
O'Henry Hall                                                     University of Texas, Austin, Texas;
Austin, TX 78701                                                 Lee Hage and Joseph D. Jamail
January 1994                                                     Regents Chair for Free Enterprise;
                                                                 Director, LaQuinta Motor Inns, Inc.
                                                                 (hotel management company);
                                                                 Director, Jefferson-Pilot
                                                                 Corporation (diversified life
                                                                 insurance company) and LBJ
                                                                 Foundation Board (education
                                                                 foundation); Advisory Director,
                                                                 Texas Commerce Bank - Austin.

Harold R. Hiser, Jr.               Trustee (3)                   Executive Vice President,
Schering-Plough                                                  Schering-Plough Corporation
Corporation                                                      (pharmaceuticals) (retired 1996);
One Giralda Farms                                                Director, ReCapital Corporation
Madison, NJ 07940-1000                                           (reinsurance) (until 1995).
October 1931

Charles F. Fretz                   Trustee (3)                   Retired; self-employed; Former Vice
RD #5, Box 300B                                                  President and Director, Towers,
Clothier Springs Road                                            Perrin, Forster & Crosby, Inc.
Malvern, PA 19355                                                (international management
June 1928                                                        consultants) (1952-1985).

Anne C. Hodsdon*                   President and                 President and Chief Operating
101 Huntington Avenue              Trustee (1)(2)                Officer, the Adviser; Executive
Boston, MA 02199                                                 Vice President, the Adviser (until
April 1953                                                       December 1994); Senior Vice
                                                                 President, the Adviser (until
                                                                 December 1993); Vice President, the
                                                                 Adviser (until 1991).

Charles L. Ladner                  Trustee (3)                   Director, Energy North, Inc.
UGI Corporation                                                  (public utility holding company)
460 North Gulph Road                                             (until 1992); Senior Vice
King of Prussia, PA 19406                                        President, Finance UGI Corp.
February 1938                                                    (holding company, public utilities,
                                                                 LPGAS).


*    An  "interested  person" of the Trust,  as such term is defined in the 1940
     Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A Member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       18

                                   Position(s) Held              Principal Occupation(s)
Name and Address                   With the Trust                During Past Five Years
----------------                   --------------                ----------------------

Leo E. Linbeck, Jr.                Trustee (3)                   Chairman, President, Chief
3810 W. Alabama                                                  Executive Officer and Director,
Houston, TX 77027                                                Linbeck Corporation (a holding
August 1934                                                      company engaged in various phases
                                                                 of the construction industry and
                                                                 warehousing interests); Former
                                                                 Chairman, Federal Reserve Bank of
                                                                 Dallas (1992, 1993); Chairman of
                                                                 the Board and Chief Executive
                                                                 Officer, Linbeck Construction
                                                                 Corporation; Director, PanEnergy
                                                                 Eastern Corporation (a diversified
                                                                 energy company), Daniel Industries,
                                                                 Inc. (manufacturer of gas measuring
                                                                 products and energy related
                                                                 equipment), GeoQuest International,
                                                                 Inc. (a geophysical consulting
                                                                 firm) (1980-1993); Director,
                                                                 Greater Houston Partnership.

Patricia P. McCarter               Trustee (3)                   Director and Secretary, The
Swedesford Road                                                  McCarter Corp. (machine
RD #3, Box 121                                                   manufacturer).
Malvern, PA 19355
May 1928

Steven R. Pruchansky               Trustee (1)(3)                Director and President, Mast
360 Horse Creek Drive, #208                                      Holdings, Inc. (since 1991);
Naples, FL 33942                                                 DirectorFirst Signature Bank &
August 1944                                                      Trust Company (until August 1991);
                                                                 Director, Mast Realty Trust
                                                                 (1982-1994); President, Maxwell
                                                                 Building Corp. (until 1991).

Richard S. Scipione*               Trustee                       General Counsel, John Hancock
John Hancock Place                                               Mutual Life Insurance Company;
P.O. Box 111                                                     Director, the Adviser, Advisers
Boston, MA 02199                                                 International, John Hancock Funds,
August 1937                                                      Investor Services, John Hancock
                                                                 Distributors, Inc., John Hancock
                                                                 Subsidiaries, Inc., John Hancock
                                                                 Property and Casualty Insurance and


*    An  "interested  person" of the Trust,  as such term is defined in the 1940
     Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A Member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       19

                                   Position(s) Held              Principal Occupation(s)
Name and Address                   With the Trust                During Past Five Years
----------------                   --------------                ----------------------

                                                                 its affiliates (until November
                                                                 1993), SAMCorp and NM Capital;
                                                                 Trustee, The Berkeley Group;
                                                                 Director, JH Networking Insurance
                                                                 Agency, Inc.

Norman H. Smith                    Trustee (3)                   Lieutenant General, USMC, Deputy
Rt. 1, Box 249 E                                                 Chief of Staff for Manpower and
Linden, VA 22642                                                 Reserve Affairs, Headquarters
March 1933                                                       Marine Corps; Commanding General
                                                                 III Marine Expeditionary Force/3rd
                                                                 Marine Division (retired 1991).

John P. Toolan                     Trustee (3)                   Director, The Smith Barney Muni
13 Chadwell Place                                                Bond Funds, The Smith Barney
Morristown, NJ 07960                                             Tax-Free Money Fund, Inc., Vantage
September 1930                                                   Money Market Funds (mutual funds),
                                                                 The Inefficient- Market Fund, Inc.
                                                                 (closed- end investment company)
                                                                 and Smith Barney Trust Company of
                                                                 Florida; Chairman, Smith Barney
                                                                 Trust Company (retired 1991);
                                                                 Director, Smith Barney, Inc.,
                                                                 Mutual Management Company and
                                                                 Smith, Barney Advisers, Inc.
                                                                 (investment advisers) (retired
                                                                 1991); Senior Executive Vice
                                                                 President, Director and member of
                                                                 the Executive Committee, Smith
                                                                 Barney, Harris Upham & Co.,
                                                                 Incorporated (investment bankers)
                                                                 (until 1991).

Robert G. Freedman*                Vice Chairman and             Vice Chairman and Chief Investment
101 Huntington Avenue              Chief Investment              Officer, the Adviser; President,
Boston, MA 02199                   Officer(2)                    the Adviser (until December 1994);
July 1938                                                        Director, the Adviser, Advisers
                                                                 International, John Hancock Funds,
                                                                 Investor Services, SAMCorp., and NM
                                                                 Capital; Senior Vice President, The
                                                                 Berkeley Group.


*    An  "interested  person" of the Trust,  as such term is defined in the 1940
     Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A Member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       20

                                   Position(s) Held              Principal Occupation(s)
Name and Address                   With the Trust                During Past Five Years
----------------                   --------------                ----------------------

James B. Little*                   Senior Vice President         Senior Vice President, the Adviser,
101 Huntington Avenue              and Chief Financial           The Berkeley Group, John Hancock
Boston, MA 02199                   Officer                       Funds and Investor Services.
February 1935

James J. Stokowski*                Vice President and            Vice President, the Adviser.
101 Huntington Avenue              Treasurer
Boston, MA 02199
November 1946

Susan S. Newton*                   Vice President and            Vice President and Assistant
101 Huntington Avenue              Secretary                     Secretary, the Adviser; Vice
Boston, MA 02199                                                 President and Secretary, John
March 1950                                                       Hancock Funds, Investor Services
                                                                 and John Hancock Distributors, Inc.
                                                                 (until 1994); Secretary, SAM Corp;
                                                                 Vice President, The Berkeley Group.

John A. Morin*                     Vice President                Vice President, the Adviser,
101 Huntington Avenue                                            Investor Services and John Hancock
Boston, MA 02199                                                 Funds; Counsel, John Hancock Mutual
July 1950                                                        Life Insurance Company; Vice
                                                                 President and Assistant Secretary,
                                                                 The Berkeley Group.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.












*    An  "interested  person" of the Trust,  as such term is defined in the 1940
     Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A Member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

As of September 4, 1996, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. On such date, the following shareholders were the only record holders and beneficial owners of 5% or more of the shares of the Fund:

                                           Number of          Percentage of
                                           shares of          total outstanding
Name and Address              Class of     beneficial         shares of the
of Shareholder                Shares       interest owned     class of the Fund
--------------                ------       --------------     -----------------

Merrill Lynch Pierce          Class B       3,064,279.58            19.03%
Fenner & Smith Inc.
4800 Deerlake Drive East
Jacksonville, FL
32246-6484

At such date, no other person(s) owned of record or was known by the Trust to beneficially own as much as 5% of the outstanding shares of the Fund.

As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period (between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser). The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold and behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas;
     co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D. C.

Thomas R. Powers, Formerly Chairman of the Board, President and Chief Executive
     Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B. McDade, Chairman and Director, TransTexas Gas Company; Director,
     Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

Compensation of the Board of Trustees and Advisory Board. The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services for the Fund's fiscal year ended October 31, 1995. The two non-Independent Trustees, Mr. Boudreau and Ms. Hodsdon, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and its affiliates and receive no compensation from the Fund for their services. The Trustees not listed below were not trustees of the Trust during its most recently completed fiscal year.

                                                        Total Compensation
                                Aggregate               from the Fund and John
Independent                     Compensation            Hancock Fund Complex to
Trustees                        from the Fund(1)        Trustees(2)
--------                        ----------------        -----------

James F. Carlin                     $ 1,313               $ 60,700
William H. Cunningham(t)              3,175                 69,700
Charles F. Fretz                          0                 56,200
Harold R. Hiser. Jr.(t)                 107                 60,200
Charles L. Ladner                     1,671                 60,700
Leo E. Linbeck, Jr.                   4,145                 73,200
Patricia P. McCarter                  1,671                 60,700
Steven R. Pruchansky                  1,730                 62,700
Norman H. Smith                       1,730                 62,700
John P. Toolan(t)                     1,298                 60,700
----------------------              -------               --------
Total                               $16,840               $627,500

(1) Compensation made pursuant to different compensation arrangements then in effect for the fiscal year ended October 31, 1995.


(2) Total compensation from the Fund and the other John Hancock funds is as of December 31, 1995. All Trustees except Messrs. Cunningham and Linbeck are Trustees or Directors of 33 funds in the John Hancock Complex. Messrs. Cunningham and Linbeck are Trustees or Directors of 31 funds.

(t) As of December 31, 1995, the value of aggregate accrued deferred compensation from all funds in the John Hancock Fund complex for Mr. Cunningham was $54,413, for Mr. Hiser was $31,324 and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees/Directors.

                                                            Total Compensation
                                                            from the Funds in
                              Aggregate                     John Hancock
                              Compensation                  Fund Complex to
Advisory Board*               from the Fund                 Advisory Board*
---------------               -------------                 ---------------

R. Trent Campbell               $  750                           $ 70,000
Mrs. Lloyd Bentsen                 750                             63,000
Thomas R. Powers                   750                             63,000
Thomas B. McDade                   750                             63,000
                                ------                           --------
TOTAL                           $3,000                           $259,000

*    As of December 31, 1995.

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund receives its investment advice from the Adviser. Investors should refer to the Prospectuses for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers affiliated with the Trust who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Trust and the Adviser.

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $18 billion in total assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group, which is in turn a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Trust, on behalf of the Fund, has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies and (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent. The Adviser is responsible for the day-to-day management of the Fund's portfolio assets.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution-related expenses required to be paid by the Adviser or John Hancock Funds), and the continuous public offering of the shares of the Fund are borne by the Fund. Class expenses properly allocable to either Class A or Class B shares will be borne exclusively by such class of shares, subject to conditions the Internal Revenue Service imposes with respect to multiple class structures.

As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears at the following rates of the Fund's average daily net assets as follows:

              Net Asset Value                          Annual Rate
              ---------------                          -----------

           The first $75 million                          0.625%
           The next $75 million                          0.5625%
           Over $150 million                               0.50%

The Adviser may temporarily reduce its advisory fee or make other arrangements to reduce the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the period from November 1, 1994 to December 22, 1994 and for the fiscal years ended October 31, 1994 and 1993, the Fund paid TFMC, its former investment adviser, advisory fees in the amounts of $161,643, $886,380 and $541,737, respectively. For the period from December 22, 1994 to October 31, 1995, the Fund paid the Adviser advisory fees in the amount of $830,016. During the period from December 22, 1994 to April 17, 1995, the Adviser paid subadvisory fees in the amount of $147,903 to Transamerica Investment Services, Inc.

If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract and the distribution contract discussed below each continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

Administrative Services Agreement. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Funds by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.

For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid to TFMC (and to the Adviser for the period from December 22, 1994 to January 16,
1995)   administrative   services   fees  of  $10,565,   $88,709  and   $69,485,
respectively.

DISTRIBUTION AGREEMENT

The Fund has entered into a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. Upon notice to all Selling Brokers, John Hancock Funds may allow them up to the full applicable sales charge during periods specified in such notice. During these periods, Selling Brokers may be deemed to be underwriters as that term is defined in the 1933 Act. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (together, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the amount of the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class B shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount, although the amount may be payable under the Class B Plan in the future.

Under the Plans, expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine. The fee may be spent by John Hancock Funds on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the Fund, including, but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and account maintenance services to shareholders of the relevant class of the Fund. For the fiscal year ended October 31, 1995, an aggregate of $5,853,826 of Distribution Expenses or 3.77% of the average net assets of the Fund's Class B Shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis. During the fiscal year ended October 31, 1995, the Fund paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                  Expense Items

                                                                    Interest,
                                   Printing and                     Carrying
                                   Mailing of       Compensation    or Other
                                   Prospectus to    to Selling      Finance
                  Advertising      Shareholders     Brokers         Charges
                  -----------      ------------     -------         -------

Class A shares      $ 5,882           $1,187         $  5,714       $      0
Class B shares      $62,187           $6,679         $525,782       $666,273



Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV.

The Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Investor Services ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o    A member of an approved affinity group financial services plan.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                    CDSC RATE
---------------                                    ---------

$1 to $4,999,000                                     1.00%
Next $5 million to $9,999,999                        0.50%
Amounts of $10 million and over                      0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transaction involving other investment companies or personal holding companies.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. The reduced sales loads are also applicable to investments made over a specified period pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                    $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                            -120
*        Minus appreciation on remaining shares
         (40 shares X $2)                                                   - 80
                                                                            ----
*        Amount subject to CDSC                                             $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*    Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

------------------------------------------------------------------------------------------------------------------------
                    401(a) Plan
Type of             (401(k), MPP,                                                    IRA, IRA
Distribution        PSP)              403(b)                 457                     Rollover             Non-retirement
------------------------------------------------------------------------------------------------------------------------
Death or            Waived            Waived                 Waived                  Waived               Waived
Disability
------------------------------------------------------------------------------------------------------------------------
Over 70 1/2         Waived            Waived                 Waived                  Waived for           12% of account
                                                                                     mandatory            value annually
                                                                                     distributions or     in periodic
                                                                                     12% of account       payments
                                                                                     value annually
                                                                                     in periodic
                                                                                     payments
------------------------------------------------------------------------------------------------------------------------
Between 59 1/2      Waived            Waived                 Waived                  Waived for Life      12% of account
and 70 1/2                                                                           Expectancy or 12%    value annually
                                                                                     of account value     in periodic
                                                                                     annually in          payments
                                                                                     periodic payments
------------------------------------------------------------------------------------------------------------------------
Under 59 1/2        Waived            Waived for annuity     Waived for annuity      Waived for annuity   12% of account
                                      payments (72t)or       payments (72t)or        payments (72t)or     value annually
                                      12% of account         12% of account          12% of account       in periodic
                                      value annually in      value annually in       value annually in    payments
                                      periodic payments      periodic payments       periodic payments
------------------------------------------------------------------------------------------------------------------------
Loans               Waived            Waived                 N/A                     N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Termination of      Not Waived        Not Waived             Not Waived              Not Waived           N/A
Plan
------------------------------------------------------------------------------------------------------------------------
Hardships           Waived            Waived                 Waived                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Return of
Excess              Waived            Waived                 Waived                  Waived               N/A
------------------------------------------------------------------------------------------------------------------------

                                       34

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he will incur a brokerage charge. Any such security would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares solely in cash except to the extent that the redemption payments to any shareholder during any 90- day period would exceed the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock mutual fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes, even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, $.01 par value per share. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more, but for such investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within one year of purchase.

Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class, (ii) Class B shares will pay higher distribution and service fees than Class A shares, and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on the class of shares purchased.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitled their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Trust, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liability of any other series. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Notwithstanding the fact that the Prospectus is a combined prospectus for the Fund and other John Hancock mutual funds, the Fund shall not be liable for the liabilities of any other John Hancock mutual fund.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligations was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains or to enter into options or futures transactions. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within ninety (90) days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares and, to the extent in excess of the disallowed amount, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of this excess and his pro rata share of these taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. As of October 31, 1995, the Fund had capital loss carryforwards of $3,216,205 of which $2,785,979 expires in 2002 and $430,226 expires in 2003.

Dividends and capital gain distributions from the Fund will not qualify for the dividends-received deduction for corporations.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations or municipal obligations of issuers in the state in which a shareholder is subject to tax, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions. Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, some of the Fund's losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of the

Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Dividends (including exempt-interest dividends), capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty), on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ended April 30, 1996, the annualized yields on Class A and Class B shares of the Fund were 6.06% and 5.58%, respectively. The average annual total return of the Class B shares of the Fund for the 1 year and 5 year periods ended April 30, 1996 and since inception on August 29, 1986 were 0.38% 7.00% and 6.38%, respectively and reflect payment of the applicable CDSC at the end of the period.

The average annual total return of Class A shares of the Fund for the 1 year period ended April 30, 1996 and since inception on December 31, 1993 were 1.31% and 2.11%, respectively, and reflect payment of the maximum sales charge. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                             Yield = 2 [(a-b) + 1)6 - 1]
                                         ---
                                          cd

Where:

         a =   dividends and interest earned during the period.

         b =   net expenses accrued during the period.

         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period (NAV where applicable).

         The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A and Class B Shares at the maximum 36% tax rate for the 30-day period ended April 30, 1996 were 9.47% and 8.72%, respectively.

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                     n _____
                                T = \ /ERV/P - 1

Where:

     P =      a hypothetical initial investment of $1,000.

     T =      average annual total return.

     n =      number of years.

     ERV = ending redeemable value of hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and life-of-fund periods.

         Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, and BARRON'S may also be utilized.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the

Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

For the year ended October 31, 1995, the Fund paid $6,650 in brokerage commissions. For the years ended October 31, 1994 and 1993, the Fund paid no brokerage commissions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Directors that the price is reasonable in light of the services provided and to policies that the Directors may adopt from time to time. During the fiscal year ended October 31, 1995, the Fund did not pay commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated ("Tucker Anthony") John Hancock Distributors, Inc. ("John Hancock Distributors") and Sutro & Company, Inc. ("Sutro"), are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ended October 31, 1995, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony and Sutro are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees.

Brokerage or other transactions costs of a Fund are generally commensurate with the rate of portfolio activity. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1995 and 1994 were 64% and 62%, respectively.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

TRANSFER AGENT SERVICES

John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services monthly a transfer agent fee of $20 per account for the Class A shares and $22.50 per account for the Class B shares on an annual basis, plus out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts. Under the custodian agreement, the custodian performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Fund's annual financial statements and review the Fund's annual income tax returns. With the exception of the financial statements for the six-month period ended April 30, 1996, the financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                      CORPORATE AND TAX-EXEMPT BOND RATINGS


Moody's Investors Service, Inc. ("Moody's)

Aaa, Aa, A and Baa - Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds that are of "high quality by all standards," but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds." The foregoing ratings for tax-exempt bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such conditional ratings denote the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered a medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba, B, Caa, Ca - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group ("S&P")

AAA, AA, A and BBB - Bonds rated AAA bear the highest rating assigned to debt obligations, which indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balanced, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Fitch Investors Service ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balanced, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                             TAX-EXEMPT NOTE RATINGS

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow or funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - FIN-1 and FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

                CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                               EQUIVALENT YIELDS:
                          Tax-Exempt vs. Taxable Yield

         The table below shows the effect of the tax status of municipal obligations on the yield received by their holders under the regular federal income tax laws that apply to 1996. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields.

                         TAX-FREE YIELDS 1996 TAX TABLE


Single Return           Joint Return    Marginal                       TAX-EXEMPT YIELD
-------------           ------------     Income     ---------------------------------------------------
        (Taxable Income)                Tax Rate     4%     5%     6%      7%      8%      9%     10%
------------------------------------    --------    ---------------------------------------------------
$       0-24,000    $       0-40,100      15.0%     4.71%  5.88%  7.06%   8.24%   9.41%  10.59%  11.76%
$  24,001-58,150    $  40,101-96,900      28.0%     5.56%  6.94%  8.33%   9.72%  11.11%  12.50%  13.89%
$ 58,151-121,300    $ 96,901-147,700      31.0%     5.80%  7.25%  8.70%  10.14%  11.59%  13.04%  14.49%
$121,301-263,750    $147,701-263,750      36.0%     6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%
   Over $263,750       Over $263,750      39.6%     6.62%  8.28%  9.93%  11.59%  13.25%  14.90%  16.56%

         It is assumed that an investor filing a single return is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phaseout of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amounts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder's particular tax situation and may vary according to what portion, if any, of the Fund's exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.

         The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.

         This table is for illustrative purposes only and is not intended to imply or guarantee any particular yield from the Fund. While it is expected that a substantial portion of the interest income distributed to the Fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes.